As filed with the Securities and Exchange Commission on September 8, 2003


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES



                  Investment Company Act file number 811-08360



                             GUINNESS ATKINSON FUNDS
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



       2020 EAST FINANCIAL WAY, STE. 100, GLENDORA,        CA 91741
       --------------------------------------------       ----------
         (Address of principal executive offices)         (Zip code)



                                  Jim Atkinson
                        2020 East Financial Way, Ste. 100

                               GLENDORA, CA 91741
                     ---------------------------------------
                     (Name and address of agent for service)



                                 (800) 915-6566
                           ---------------------------
                             Registrant's telephone
                           number, including area code

Date of fiscal year end: DECEMBER 31, 2003
                         -----------------

Date of reporting period:  JUNE 30, 2003


ITEM 1. REPORT TO STOCKHOLDERS.


  SEMI-Annual
       Report
June 30, 2003

     . Asia Focus Fund
     . China & Hong Kong Fund
     . Global Innovators Fund

Guinness Atkinson Funds
Semi-Annual Report

June 30, 2003

TABLE OF CONTENTS
 3       President's Letter to Shareholders
 5       Asia Focus Fund
12       China & Hong Kong Fund
19       Global Innovators Fund
26       Statements of Assets and Liabilities
27       Statements of Operations
28       Statements of Changes in Net Assets
30       Financial Highlights
33       Notes to Financial Statements
42       Privacy Notice
43       Guinness Atkinson Funds Information





--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS



Dear Guinness Atkinson Funds shareholders,

We're pleased to present you with the semi-annual report for the period ending June 30, 2003. We're even more pleased to report that all of the Guinness Atkinson Funds have produced robust returns over the last six months. You will find performance returns covering a number of periods for each of the Funds adjacent to the individual discussion of the Funds' results. This despite the fact that world events over the reporting period have been unsettling, including the War in Iraq, the outbreak of SARS and continued "less than robust" economic performance.

Since assuming management of the Funds at the end of April we have been addressing a number of priorities. First, we are extremely focused on the investment management process and seek to consistently deliver industry-leading performance. Second, we are working diligently to reduce fund expenses. A number of initiatives are underway in this regard and are already having an affect. Third, we are committed to maintaining meaningful communication with you. As a shareholder in the Funds you have a right to know what is going on with your investment and, importantly, our thinking behind the investment strategy and the investment environment.

You are invited to visit the Guinness Atkinson web site at www.gafunds.com. There you will find relevant and current information about the Funds, including fact sheets for each of the Funds that provide information about current holdings and recent performance. In addition to the web site, we offer daily or weekly Fund prices via email and two different email newsletters. For more information please visit the "Email Sign-up" page at the gafunds web site.

We are cognizant that, even with the recent performance, the last three years have been difficult for investors. Despite the volatility of recent years, we are as optimistic as ever. While Asia has encountered turmoil from a variety of sources--and indeed continues to face uncertainty on a number of fronts--the people and the economies of Asia continue to diligently produce economic growth. And while the concept of the "New Economy"

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                                       3

LETTER TO SHAREHOLDERS

has been maligned in the wake of the tech stock decline, there are clearly many companies that are capitalizing on innovation and gaining an edge on their competition. Uncertainty and opportunity are inherent components of change.

As always, we welcome your comments, questions and concerns. Feel free to email Jim Atkinson at jim.atkinson@gafunds.com. And, as always, we appreciate the confidence you've placed in us and thank you for investing with us in the Guinness Atkinson Funds.

Sincerely,


/s/ Timothy Guinness
--------------------
Timothy Guinness


/s/ James Atkinson
--------------------
James Atkinson

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                                       4

ASIA FOCUS FUND FOR THE PERIOD ENDED JUNE 30, 2003

1. PERFORMANCE

AVERAGE ANNUALIZED TOTAL RETURNS

                   6 MONTHS    1 YEAR      3 YEARS      5 YEARS      SINCE
                   (ACTUAL)    (ACTUAL)                            INCEPTION
                                                                (APRIL 29, 1996)
--------------------------------------------------------------------------------
Fund               17.24%       0.89%       -4.63%       1.96%      -7.96%
--------------------------------------------------------------------------------
BENCHMARK INDEX:
--------------------------------------------------------------------------------
MSCI AC Far East
Free Ex Japan       9.58%      -5.01%       -12.38%       2.90%    -10.58%
--------------------------------------------------------------------------------
S&P500             11.75%       0.25%       -11.19%      -1.61%     11.03%
--------------------------------------------------------------------------------

During the first six months of 2003 we have seen a good rally in equity markets in Asia and we are delighted to be able to report that the Fund rose over 17%, substantially more than the broad market.

We believe that the improvement in regional markets is due to investors' recognition that these markets are cheap and that forecasts for earnings' growth in certain markets have been too low. In our opinion the resilience of these fundamental factors has been best demonstrated by the returns generated over the period in spite of the destabilising factors of war (in Iraq) and disease (Severe Acute Respiratory Syndrome, SARS) which would normally have been expected to have resulted in lacklustre performance at best.

The best fundamental story in Asia is the rise of the consumer in Thailand, in Korea, but most particularly in China. This underpins our long-term bullishness on Asia. The economic growth that China generated during the 1990's was spectacular but being mostly the result of large infrastructure development it was hard for investors to participate directly. However, this was a pre-requisite for the next stage of industrial and market development during which time the living standards and disposable income of the 275 million people in the coastal provinces gave them real spending power. In recent years people have moved from buying refrigerators and televisions to cars, homes and mobile phones. We are even seeing the development of a leisure sector, a sure sign of newly acquired affluence. Two thirds of foreign investment into China from the likes of General Motors, Honda, Anheuser Busch, AIG and Citigroup is now aimed directly at the domestic

--------------------------------------------------------------------------------

ASIA FOCUS FUND

market in China. The profit growth that has long been expected is now coming through and the flow of U.S., European and Japanese investment is the hard evidence.

The export story is of course still an important part of the story. China (again) is positioned as an attractive base for export manufacturing of comparatively low value-added items such as apparel, electrical goods and computer peripherals. However, look across to Taiwan and there we find precision engineering of the highest quality. In the world of technology, of personal computers, note books, telephone handsets as well as components such as memory chips, graphic and logic chips, motherboards original design still comes mainly from the US and Europe. But for manufacturing they go to Taiwan and to Korea, and that includes the Japanese. The manufacturing of semi-conductors is now of a scale and sophistication, almost now at the level of nano-technology; in this Taiwan and Korea have carved themselves a very strong position.

In the first six months of 2003 the strongest sectors in Asia have been the Chinese, Thai and Korean consumer sectors and the Taiwanese and Chinese export sectors. The best performing stocks have been those that are focused on their main lines of business, that are generating rising returns on investment and where market expectations of future profits are rising.

2. PORTFOLIO POSITION
The portfolio has the bulk of its investments in China, Hong Kong, Thailand, Korea and Taiwan. Since the end of 2002, exposure to Korea has been reduced further as concerns have increased about Korea's immediate prospects following an explosion in consumer borrowing and an increase in bad debts as a consequence. Expectations for 2003 and 2004 profit growth have come down sharply and although Korean stocks have performed well this year the sustainability of that performance looks in doubt. The same is true of the Philippines and Indonesia, both of which have seen their stock markets rising strongly but with political uncertainty and economic fragility the fund has maintained zero exposure. Instead exposure to Thailand and Taiwan has been increased over the period and since then.

3. OUTLOOK & STRATEGY
We would like to emphasise once again that the strategy of this fund is determined on a stock by stock basis and seeks to identify good quality companies generating rising returns on investment, that offer value, for which expectations of future profits are rising and which are attracting wider investor attention. This combination of factors will generate sustainable out performance, we believe. These characteristics define the portfolio which we feel consists of the best 40-50 stock ideas in Asia.

--------------------------------------------------------------------------------
                                       6

We think that Asian equity markets are still cheap following their recent strength having rallied from a level that marked a ten year low in terms of value. There is a solid structural story of consumer development in China, backed up by a growing export sector and Taiwan is going from strength to strength as a high-end, high-value manufacturer. In Thailand the consumer is becoming increasingly active and banks, having worked through the worst of the issues thrown up in by the Asian crisis of 1997/8 are in a position to support them. We still see growth and value in Asia and through the application of a disciplined and consistent process we believe that there are still good prospects for the second half of the year, and beyond.

/s/ Edmund Harriss
------------------
Edmund Harriss
Portfolio Manager

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The MSCI AC Far East Free Ex Japan Index is a market capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The Standard & Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap vs. stock market performance. These indices are not available for investment and do not incur expenses.

The Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------
                                       7

FUND HIGHLIGHTS AT JUNE 30, 2003 (UNAUDITED)
ASIA FOCUS FUND

                                           FUND MANAGERS:

# of Holdings in Portfolio: 46             Edmund Harriss
--------------------------------------------------------------------------------
Portfolio Turnover:               56.1%    Timothy W.N. Guinness
--------------------------------------------------------------------------------
% of Stocks in Top 10:            40.3%

TOP 10 HOLDINGS (%OF NET ASSETS)
--------------------------------------------------------------------------------
Samsung Electronics                9.8%    Advanced Info Service PCL        3.1%
--------------------------------------------------------------------------------
Compal Electronics-Reg S GDS       4.6%    Esprit Holdings Ltd              2.9%
--------------------------------------------------------------------------------
Petrochina Co. Ltd                 4.3%    Denway Motors Ltd                2.7%
--------------------------------------------------------------------------------
Techtronic Industries Co           4.0%    Yue Yuen Industrial Holdings     2.7%
--------------------------------------------------------------------------------
Hyundai Mobis                      3.6%    China Steel Corp                 2.6%
--------------------------------------------------------------------------------

TOP 5 SECTORS (% OF NET ASSETS)            TOP 5 C0UNTRIES (% OF NET ASSETS)
--------------------------------------------------------------------------------
Electronics                       11.2%    Hong Kong                       28.1%
--------------------------------------------------------------------------------
Oil & Gas                          6.8%    South Korea                     22.6%
--------------------------------------------------------------------------------
Computers                          4.6%    Thailand                        13.9%
--------------------------------------------------------------------------------
Commercial Banks                   4.6%    Taiwan                          13.5%
--------------------------------------------------------------------------------
Electric - Products                4.0%    China                           10.9%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY COUNTRY
AT JUNE 30, 2003 (UNAUDITED)

       GUINNESS ATKINSON
       ASIA FOCUS FUND

SHARES         COMMON STOCKS:100.4%                                     VALUE
--------------------------------------------------------------------------------
CHINA: 10.9%
    882,000    China Telecom Corp Ltd                              $   202,453
    366,000    Huaneng Power International, Inc.                       417,709
  2,872,000    PetroChina Co., Ltd.                                    865,476
  1,110,000    Sinopec Shanghai Petrochemical                          216,356
  1,050,000    Yanzhou Coal Mining Co. Ltd.                            488,090
                                                                   -----------
                                                                     2,190,084
                                                                   -----------
HONG KONG: 28.1%
    580,000    Chen Hsong Holdings                                     208,252
     74,000    China Mobile (Hong Kong) Ltd.                           174,603
  1,170,000    China Pharmaceutical Ent                                393,838
     82,000    CLP Holdings Ltd.                                       358,568
    342,000    CNOOC Ltd.                                              504,344
    186,000    Cosco Pacific, Ltd.                                     195,582
  1,200,000    Denway Motors Ltd.                                      542,430
    235,840    Esprit Holdings Ltd.                                    576,123
    340,000    Fountain SET Hldgs                                      303,017
     30,400    HSBC Holdings Plc                                       360,594
    450,000    Oriental Press Group                                     92,906
    536,000    Surface Mount Technology                                243,249
    480,000    Techtronic Industries Co.                               806,335
    480,000    Texwinca Holdings Ltd.                                  381,624
    210,000    Yue Yen Industrial Holdings                             537,236
                                                                   -----------
                                                                     5,678,701
                                                                   -----------
MALAYSIA: 6.3%
     46,000    British American Tobacco (Malaysia) Berhad              472,105
     93,000    Genting Bhd                                             367,105
    280,000    IOI Corp. Berhad                                        420,000
                                                                   -----------
                                                                     1,259,210
                                                                   -----------


                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

SHARES         COMMON STOCKS:100.4%                                     VALUE
--------------------------------------------------------------------------------
ASIA FOCUS FUND

SINGAPORE: 5.1%
    809,419    Comfortdelgro Corp Ltd*                              $  369,629
    140,000    Cycle & Carriage Ltd.                                   392,331
     29,000    Venture Manufacturing Ltd.                              264,863
                                                                   -----------
                                                                     1,026,823
                                                                   -----------
SOUTH KOREA: 22.6%
     28,400    Hyundai Mobis                                           728,723
     18,000    Korea Electric Power Corp.                              284,805
     22,420    Korea Tobacco & Ginseng Corp.                           369,757
      3,480    Kumgang Korea Chemical Co                               323,382
     23,700    LG Petrochemcial Co Ltd                                 419,636
        500    Lotte Chilsung Beverage Co Ltd                          277,941
      1,900    POSCO                                                   197,237
      6,630    Samsung Electronics                                   1,970,406
                                                                   -----------
                                                                     4,571,887
                                                                   -----------
TAIWAN: 13.5%
     65,000    Ambit Microsystems Corp.                                201,244
    755,000    China Steel Corp                                        524,306
    504,000    Chinatrust Financial Holding                            406,875
    135,800    Compal Electronics-Reg S GDS*                           922,340
     38,000    Mediatek                                                381,539
    180,000    Taiwan Semiconductor Manufacturing Co. Ltd.*            296,875
                                                                   -----------
                                                                     2,733,179
                                                                   -----------
THAILAND: 13.9%
    430,000    Advanced Info Service Public Co. Ltd.                   623,189
    304,000    Electricity Generating Plc                              400,855
    171,000    Hana Microelectronics Public                            347,363
    126,000    PTT Exploration & Production Public Co. Ltd.            481,967
    112,000    Siam Cement Pub Co-For Reg                              447,042
    549,700    Kasikornbank Plc*                                       512,609
                                                                   -----------
                                                                     2,813,025
                                                                   -----------
               TOTAL COMMON STOCKS
               (cost $16,854,904)                                   20,272,909
                                                                   -----------
               TOTAL INVESTMENTS IN SECURITIES
               (cost $16,854,904): 100.4%                           20,272,909
               Liabilities in excess of Other Assets: (0.4)%           (77,330)
                                                                   -----------
               NET ASSETS: 100.0%                                  $20,195,579
                                                                   ===========
* NON-INCOME PRODUCING SECURITY.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY
AT JUNE 30, 2003 (UNAUDITED)
ASIA FOCUS FUND

INDUSTRY                                                        %OF NET ASSETS
-----------                                                     --------------
Electronics                                                            11.2%
Oil & Gas                                                               6.8
Computers                                                               4.6
Commercial Banks                                                        4.6
Electric - Products                                                     4.0
Telecommunications                                                      4.0
Automotive Equipment                                                    3.6
Steel - Producers                                                       3.6
Electric-Integrated                                                     3.2
Petrochemicals                                                          3.1
Electronic Componet-Semiconductor                                       3.1
Clothing Stores                                                         2.9
Auto-Cars/Light Trucks                                                  2.7
Athletic Footwear                                                       2.7
Energy Sources                                                          2.4
Crude Petroleum & Natural Gas                                           2.4
Tobacco                                                                 2.3
Building Product-Cement                                                 2.2
Industrial Organic Chemicals                                            2.1
Electric - Generation                                                   4.1
Medical-Drugs                                                           2.0
Automobiles                                                             1.9
Consumer Related                                                        1.9
Cigarettes                                                              1.8
Transportation                                                          1.8
Casino Hotels                                                           1.8
Foreign Banks                                                           1.8
Semiconductors                                                          1.7
Misc Non-Metallic Minerals                                              1.6
Textiles                                                                1.5
Beverages-Non-Alcoholic                                                 1.4
Manufacturing                                                           1.1
Machinery-General Industry                                              1.0
Telecom Services                                                        1.0
Computer Equipment                                                      1.0
Commercial Services                                                     1.0
Publishing-Newspapers                                                   0.5
                                                                  ---------
TOTAL INVESTMENTS IN SECURITIES                                       100.4
Liabilities in excess of Other Assets                                  (0.4)
                                                                  ---------
Net Assets                                                            100.0%
                                                                  =========
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       11

CHINA & HONG KONG FUND FOR THE PERIOD ENDED JUNE 30, 2003

1. PERFORMANCE

                       6 MONTHS   1 YEAR      3 YEARS     5 YEARS     SINCE
                       (ACTUAL)   (ACTUAL)                          INCEPTION
                                                                 (JUNE 30, 1994)
--------------------------------------------------------------------------------
Fund                    17.21%     2.76%      -9.45%      7.14%       2.22%
--------------------------------------------------------------------------------
BENCHMARK INDEX:
--------------------------------------------------------------------------------
Hang Seng Composite      8.52%    -3.61%        N/A        N/A         N/A
--------------------------------------------------------------------------------
Hang Seng                5.62%    -5.79%     -13.31%      5.37%       4.15%
--------------------------------------------------------------------------------
S&P500                  11.75%     0.25%     -11.19%     -1.61%      11.03%
--------------------------------------------------------------------------------

We have seen much more positive equity market conditions in Asia during the first six months of 2003 and we are delighted to be able to report the China & Hong Kong Fund rose over 17% in the period, substantially outperforming the broad market.

So what has been going on so far this year? China stocks have risen strongly in spite of having to cope with an epidemic that effectively halted travel to the region for two months. The reason is that the growth story in China is now very solidly based. The Chinese consumer is now flexing financial muscle. Disposable income has now reached the level where consumer activity has a material impact on profits of even the largest multi-national companies. In 1990 there were 37,000 private cars sold in China. In 2000 the number sold that year had risen to 670,000 and in 2002 it had risen to 1.5 million. In the last two years wealth levels passed a critical point and demand is exploding. This is what we mean by a structural growth story.

From an investor's point of view the story has also developed. Companies are now seeing the kind of growth in which they can participate directly and their profit growth reflects that. At the same time there is a greater understanding on the part of company management of the need for business efficiency, transparency in their activities and financial reporting. Over the last two or three years the bulk of Chinese companies have managed regularly to meet or exceed the market's expectations and investors have rewarded these companies with higher Price/Earnings multiples. The number of companies and sectors open to investors has broadened substantially and Hong Kong is now looking more like the capital market for the whole of China.


--------------------------------------------------------------------------------
                                       12

2. PORTFOLIO POSITION
The portfolio is well diversified with 44 holdings across twelve major sub-sectors: banking, utilities, infrastructure, diversified businesses, consumer manufacturing, consumer distribution, basic materials, industrial manufacturing, resources, telecoms, transport and real estate. The concentration has remained focused on China rather than Hong Kong with exposure to both the domestic and export sectors. We believe that the defining characteristics of the stocks that we hold are of good quality (i.e. they earn a return in excess of their cost of capital preferably a steadily rising return), that they are cheap relative to the market, that analysts are positive on future earnings' prospects and that the stock is already on a positive price trend. This combination of factors will deliver consistent outperformance, we believe. These are the criteria we apply to developed market investment and we believe that China should not be treated as a special case but should stack up on precisely the same basis.

3. OUTLOOK & STRATEGY
We see an ever-improving outlook for China with an ever increasing number of investment opportunities against a backdrop of structural growth. The continuous program of market reform, entry into the World Trade Organization, falling trade barriers and growth in China's export manufacturing sector has increased the wealth of Chinese consumers. This burgeoning addressable market amounts to around 275 million people and is equivalent in size the population of the United States. Investment by overseas companies in China has reached record levels as a result of this newly acquired spending power and two thirds of this investment is aimed squarely at the domestic not the export market.

The main investment risk primarily centres on political risk, most particularly unexpected changes to the regulatory environment. However, we are seeing these risks diminish steadily not least because of the obligations placed upon China following entry into the World Trade Organization. Legal and administrative reforms are and have been enacted in order to comply with the treaty. However, as always it is the development of the market, the increasing weight of commercial enterprise and the


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                                       13

CHINA & HONG KONG FUND

degree to which it has become part of life that has caused the risk to diminish. It is now more risky for the government to make arbitrary changes to the operating environment than it is to companies.

Our strategy for the fund remains focused on extracting the best out of this long term growth story. The portfolio will continue to be well diversified and it will continue to look for what we feel are the best ideas based on the criteria of quality, value, and rising profit expectations.

/s/ Edmund Harriss
------------------
Edmund Harriss
Portfolio Manager

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Hang Seng Index is a barometer of the Hong Kong Stock Market which comprises 33 constituent stocks, whose aggregate market capitalization accounts for about 70% of the total market capitalization of the Stock Exchange of Hong Kong Limited. The Fund changed its benchmark from the Hang Seng to the Hang Seng Composite Index to more accurately reflect the market sectors in which the Fund invests. The Standard & Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large cap U.S. stock market performance. These indices are not available for investment and do not incur expenses.

The Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.



--------------------------------------------------------------------------------
                                       14

FUND HIGHLIGHTS AT JUNE 30, 2003 (UNAUDITED)
CHINA & HONG KONG FUND

                                             FUND MANAGERS:
--------------------------------------------------------------------------------
# of Holdings in Portfolio:         44       Edmund Harriss
--------------------------------------------------------------------------------
Portfolio Turnover:                 21.3%    Timothy W.N. Guinness
--------------------------------------------------------------------------------
% of Stocks in Top 10:              52.9%
--------------------------------------------------------------------------------

TOP 10 HOLDINGS (%OF NET ASSETS)
--------------------------------------------------------------------------------
HSBC Holdings Plc                   8.8%     Techtronic Industries Co       5.1%
--------------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd        7.0%     Yue Yuen Industrial Holdings   4.3%
--------------------------------------------------------------------------------
CNOOC Ltd                           5.6%     Fountain Set                   3.9%
--------------------------------------------------------------------------------
CLP Holdings Ltd                    5.4%     Wing Hang Bank Ltd             3.9%
--------------------------------------------------------------------------------
Esprit Holdings Ltd                 5.1%     Hutchison Whampoa Ltd          3.8%
--------------------------------------------------------------------------------

TOP 5 SECTORS (% OF NET ASSETS)              TOP 5 C0UNTRIES (% OF NET ASSETS)
--------------------------------------------------------------------------------
Electric                           10.5%     Hong Kong                     77.3%
--------------------------------------------------------------------------------
Oil & Gas Producers                9.7%      China                         13.2%
--------------------------------------------------------------------------------
Foreign Banks                      8.8%      Britain                        8.8%
--------------------------------------------------------------------------------
Telecommunications                 8.5%      United States                  0.5%
--------------------------------------------------------------------------------
Holding Companies-Diversified      7.1%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

        SCHEDULE OF INVESTMENTS BY INDUSTRY AT JUNE 30, 2003 (UNAUDITED)

                    GUINNESS ATKINSON CHINA & HONG KONG FUND

SHARES          COMMON STOCKS: 99.8%                                 VALUE
--------------------------------------------------------------------------------
AIRLINES: 0.2%
     560,000    China Southern Airlines Co., Ltd.                 $    147,213

APPAREL: 5.4%
   1,517,071    Esprit Holdings Ltd.                                 3,705,986
     820,000    Glorious Sun Enterprises Ltd.                          195,582
                                                                  ------------
                                                                     3,901,568
                                                                  ------------
APPAREL/FOOTWEAR: 4.3%
   1,228,000    Yue Yen Industrial Holdings                          3,141,551
                                                                  ------------
APPLICATION SOFTWARE: 0.3%
     380,000    Travelsky Technology Ltd.-H                            255,827
                                                                  ------------

AUTO MANUFACTURERS: 3.7%
   5,840,000    Denway Motors Ltd.                                   2,639,823
                                                                  ------------
BUILDING MATERIALS: 1.2%
   1,596,000    Anhui Conch Cement Co. Ltd.                            905,626
                                                                  ------------
CHEMICALS -- DIVERSIFIED: 0.9%
   3,320,000    Sinopec Shanghai Petrochemical                         647,120
                                                                  ------------
COMMERCIAL BANKS: 5.7%
     253,850    Dah Sing Financial Holdings                          1,263,024
     105,000    Industrial & Commercial Bank of China Ltd.              87,520
     757,400    Wing Hang Bank Ltd.                                  2,782,613
                                                                  ------------
                                                                     4,133,157
                                                                  ------------
COMMERCIAL SERVICES: 3.9%
     372,000    China Merchants Holdings International Co. Ltd.        331,536
   2,329,000    Cosco Pacific, Ltd.                                  2,448,985
                                                                  ------------
                                                                     2,780,521
                                                                  ------------

--------------------------------------------------------------------------------
                                       16

SHARES          COMMON STOCKS: 99.8% CONTINUED                        VALUE
--------------------------------------------------------------------------------
ELECTRIC: 10.5%
     886,000    CLP Holdings Ltd.                                 $  3,874,279
     631,000    Hong Kong Electic Holdings                           2,476,017
   1,059,000    Huaneng Power International, Inc.                    1,208,617
                                                                  ------------
                                                                     7,558,913
                                                                  ------------
ELECTRICAL INDUSTRIAL APPARATUS: 5.1%
   2,182,000    Techtronic Industries Co.                            3,665,463
                                                                  ------------
ELECTRONIC COMPONENTS: 3.0%
   1,019,000    Johnson Electric Holdings                            1,260,969
   2,030,000    Surface Mount Technology Holdings Ltd.                 921,262
                                                                  ------------
                                                                     2,182,231
                                                                  ------------
FOREIGN BANKS: 8.8%
     537,710    HSBC Holdings Plc                                    6,378,120
                                                                  ------------
HOLDING COMPANIES -- DIVERSIFIED: 7.1%
     326,000    Citic Pacific Ltd.                                     595,711
     453,000    Hutchison Whampoa                                    2,759,273
     412,000    Shanghai Industrial Holdings Ltd.                      581,156
     280,500    Swire Pacific Ltd. - Class A                         1,226,564
                                                                  ------------
                                                                     5,162,704
                                                                  ------------
MACHINERY -- GENERAL: 1.5%
   3,012,000    Chen Hsong Holdings                                  1,081,473
                                                                  ------------
MEDIA: 0.4%
   1,286,000    Oriental Press Group                                   265,503
                                                                  ------------

MEDICAL -- DRUGS: 3.3%
   6,748,000    China Pharmaceutical Group Ltd.                      2,271,471
     310,000    Far East Pharmaceutical Tech                            98,387
                                                                  ------------
                                                                     2,369,858
                                                                  ------------
MINING: 2.1%
  3,222,000     Yanzhou Coal Mining Co. Ltd.                         1,497,740
                                                                  ------------
OIL & GAS PRODUCERS: 9.7%
   2,100,000    China Petroleum & Chemical Corp.                       503,575
   2,731,000    CNOOC Ltd.                                           4,027,378
   8,256,000    PetroChina Co., Ltd.                                 2,487,943
                                                                  ------------
                                                                     7,018,896
                                                                  ------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

SHARES          COMMON STOCKS: 99.8% CONTINUED                        VALUE
--------------------------------------------------------------------------------

CHINA & HONG KONG FUND


OIL REFINING: 1.1%
   1,946,000     Sinopec Zhenhai Refining & Chemical
                 Company Limited                                   $   761,107
                                                                  ------------
REAL ESTATE OPERATORS & DEVELOPERS: 5.9%
     338,000     Cheung Kong Holdings Ltd.                           2,032,789
     433,000     Cheung Kong Infrastructure                            838,432
     200,000     Hopewell Holdings                                     212,868
     500,000     Shenzhen Investment Ltd.                               65,399
     579,000     Wharf Holdings Ltd.                                 1,113,711
                                                                  ------------
                                                                     4,263,199
                                                                  ------------
TELECOMMUNICATIONS: 8.5%
   2,135,000     China Mobile (Hong Kong) Ltd.                       5,037,540
   3,200,000     China Telecom Corp Ltd.                               734,524
      10,300     Utstarcom, Inc.*                                      364,105
                                                                  ------------
                                                                     6,136,169
                                                                  ------------
TEXTILES: 6.7%
   3,186,000     Fountain SET Hldgs                                  2,839,445
   2,490,000     Texwinca Holdings Ltd.                              1,979,675
                                                                  ------------
                                                                     4,819,120
                                                                  ------------
TRANSPORTATION -- MARINE: 0.5%
   1,050,000     China Shipping Development Co. Ltd.                   373,641
                                                                  ------------
                 TOTAL COMMON STOCKs
                 (cost $66,013,478)                                 72,086,543
                                                                  ------------
                 TOTAL INVESTMENTS IN SECURITIES
                 (cost $66,013,478): 99.8%                          72,086,543
                 Other Assets less Liabilities: 0.2%                   132,716
                                                                  ------------
                 NET ASSETS: 100.0%                               $ 72,219,259
                                                                  ============

* NON-INCOME PRODUCING SECURITY.


                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

GLOBAL INNOVATORS FUND FOR THE PERIOD ENDED JUNE 30, 2003


 1. PERFORMANCE


                          6 MONTHS          1 YEAR      3 YEARS      SINCE
                          (ACTUAL)          (ACTUAL)                 INCEPTION
                         ---------          --------    -------      ---------
Fund                         17.15%             7.46%    -23.58%         -2.37%

BENCHMARK INDEX:

S&P500                       11.75%             0.25%    -11.19%         -2.47%

NASDAQ Composite             21.81%            11.44%    -25.49%         -4.63%

Wired*                       17.75%             8.46%    -22.69%         -0.73%

* PRICE RETURN, EXCLUDES DIVIDENDS.

We're pleased to report the Global Innovators Fund has enjoyed a good first six months of 2003, with a return of 17.15%. This compares favourably to the return of the S&P 500 Index of 11.75%; is below the return for the NASDAQ of 21.81% and nearly matches the return of the Wired Index of 17.75%. We discuss issues related to the Wired Index below.

The outperformance of the S&P 500 Index and the lagging of the NASDAQ continues a pattern seen over most periods since the launch of the Index and Fund. Typically the Fund and Wired Index have had a tendency to perform better than the S&P 500 Index and lag the NASDAQ in rising markets and to under perform the S&P 500 Index and outperform the NASDAQ during market declines.

 2. ACTIVITY IN PERIOD
The Fund made the transition from the Wired Index Fund to the Global Innovators Fund over the weekend of April 25/28, 2003. This effectively means that the Fund is no longer an Index Fund. This change, however, does not affect the spirit of the Fund. At its inception the Fund sought to profit by investing in companies that were best able to take advantage of Wired magazine's vision of the "New Economy." Specifically this included companies that exhibited the characteristics of innovation, globalism, intelligent use of technology, communication and strategic vision. The Global Innovators Fund will continue to focus on companies that exhibit these characteristics.

The Wired Index itself is no longer an index as Wired magazine has deemphasized the index in favour of simply listing 40 New Economy companies under the label "Wired 40." The formal tracking of the Index has



--------------------------------------------------------------------------------
                                       19

GLOBAL INNOVATORS FUND


recently ended and the results listed for the Index above assume the Index as it was constituted before recent changes made to the 40 constituents.

3. INVESTMENT PROCESS
In managing the Global Innovators Fund we seek companies that exhibit New Economy characteristics using the Wired 40 stocks as our starting point. We pay close attention to four factors in screening all stocks considered for purchase. These four factors are: (a) value, meaning a disciplined quantitative methodology used to rank all companies on similar basis projecting their internal cash flows using consensus forecast and historic trend data and applying a common overall market determined discount rate to imply fair value and compare this to actual price; (b) business quality (quantitatively ranking companies for the attractiveness of their return on capital metrics); (c) improving results (1 and 3 month earnings estimates revisions); and (d) good recent market price performance (looking particularly for above trend momentum and rising volatility). This screening approach is supported by appropriate due diligence both on the quality of the quantitative inputs to the screening process, and of a more traditional form. Also top down "thematic" judgements will be used in the process of evaluating potential Fund purchases and a regular sell discipline involving review of large movers in the portfolio is also employed.

Our overall style for this fund could therefore be described as looking for growth at a reasonable value. The discounted company cash flow valuation approach is a core discipline and we believe that combining it with the four factor disciplined screening process described above will enable us to identify stocks that combine (1) being good value with (2) being in an attractive business; (3) where results are exceeding investor expectations; and (4) where investor buying activity is present. These are stocks that we believe are likely to outperform.

Despite the change from an index to active fund, steps taken to move the fund away from the index have been deliberately modest. In the period ending June 30 only two Index constituents were disposed of--Ryanair and Schlumberger. Since the period end EBay has also been sold. Each of these stocks were sold on the grounds that their valuations were very overstretched.

4. FUND POLICY
Over the next six months it is intended there will be more changes with the number of stocks in the Fund being reduced towards 30 and the holdings becoming more equally weighted. The new quoted company additions to the Wired 40, Amazon, BP, Comcast, Electronic Arts, Honda Motor, IBM, Inditex, Infosys Technologies,


--------------------------------------------------------------------------------

L-3 Communications, Level 3, Netflix, USA Interactive have been added as a matter of course to the universe we are considering for the Fund. Naturally, Google, an unquoted company which was also added by Wired to the Wired 40, cannot be considered for inclusion in the Fund as it is breaches the criterion for fund investments that they be quoted and reasonably liquid.

At 30th June the weighted 2003 PER of the Fund was 25.5 compared with 19.3 for the S&P500 Index. It will be an objective (which we may not be able to achieve) to evolve the fund over the next 6/12 months to a position where it has a PER below the S&P500 and expected 5-year earnings growth above it.

We hope that over the months and years to come investors will find their faith in our fund management and in the prospects for this fund with its focus on the future in particular will be rewarded.

/s/ Tim Guinness
-----------------
Tim Guinness
Portfolio Manager

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large cap U.S. Stock market performance. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Wired Index was created by Wired magazine to "track the growth of the companies that are building the new economy - not just (high tech companies), but a broad range of enterprises that are using technology, networks, and information to reshape the world." These indices are not available for investment and do not incur expenses.

The Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on Fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                                       21

FUND HIGHLIGHTS AT JUNE 30, 2003 (UNAUDITED)
GLOBAL INNOVATORS FUND

                                             FUND MANAGERS:
--------------------------------------------------------------------------------
# of Holdings in Portfolio:           38     Timothy W.N. Guinness
--------------------------------------------------------------------------------
Portfolio Turnover:                  0.1%    Edmund Harriss
--------------------------------------------------------------------------------
% of Stocks in Top 10:              43.5%
--------------------------------------------------------------------------------

TOP 10 HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------
eBay, Inc                            5.2%    Cisco Systems, Inc          4.4%
--------------------------------------------------------------------------------
Dell Computer Corp                   4.7%    First Data Corp             4.0%
--------------------------------------------------------------------------------
Vodafone Group Plc                   4.7%    Nokia Corp                  3.9%
--------------------------------------------------------------------------------
Oracle Corp                          4.6%    Citigroup Inc               3.8%
--------------------------------------------------------------------------------
EMC Corp/Massachusetts               4.4%    Microsoft Corp              3.8%
--------------------------------------------------------------------------------

TOP 5 SECTORS (% OF NET ASSETS)              TOP 5 COUNTRIES (% OF NET ASSETS)
--------------------------------------------------------------------------------
Prepackaged Software                 9.3%    United States              70.4%
--------------------------------------------------------------------------------
Information Retrieval Service        6.6%    United Kingdom             10.6%
--------------------------------------------------------------------------------
Semiconductors and                           Finland                    3.9%
Related Devices                      6.3%
--------------------------------------------------------------------------------
Catalog and Mail-Order Houses        5.2%    Australia                  3.1%
--------------------------------------------------------------------------------
Electronic Computers                 4.7%    Germany                    2.9%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS BY INDUSTRY
AT JUNE 30, 2003 (UNAUDITED)


           GUINNESS ATKINSON
           GLOBAL INNOVATORS FUND

SHARES         COMMON STOCKS: 98.6%                                     VALUE
--------------------------------------------------------------------------------
ADVERTISING AGENCIES: 1.8%
      21,370    WPP Group Plc                                      $   856,296
                                                                   -----------
AGRICULTURAL CHEMICALS: 1.1%
      23,700    Monsanto Co.                                           512,868
                                                                   -----------
AIR COURIER SERVICES: 3.6%
      27,374    FedEx Corp.                                          1,698,009
                                                                   -----------
CATALOG AND MAIL-ORDER HOUSES: 5.2%
      23,847    eBay, Inc.*                                          2,484,380
                                                                   -----------
COMMERCIAL BANKS, N.E.C.: 3.8%
      42,400    Citigroup, Inc.                                      1,814,720
                                                                   -----------
COMMERCIAL PHYSICAL RESEARCH: 0.3%
       5,578    Affymetrix, Inc.*                                      109,942
       7,890    INCYTE Pharmaceuticals, Inc.*                           36,610
                                                                   -----------
                                                                       146,552
                                                                   -----------
COMMUNICATIONS EQUIPMENT, N.E.C.: 3.9%
     113,242    Nokia Corp.                                          1,860,566
                                                                   -----------
COMPUTER INTEGRATED SYSTEMS DESIGN: 2.2%
     223,090    Sun Microsystems, Inc.*                              1,026,214
                                                                   -----------
COMPUTER STORAGE DEVICES: 4.4%
     200,566    Emc Corp./Mass*                                      2,099,926
                                                                   -----------
DATA PROCESSING AND PREPARATION: 4.0%
      46,264    First Data Corp.                                     1,917,180
                                                                   -----------
DEPARTMENT STORES: 3.7%
      32,880    Wal-Mart Stores, Inc.                                1,764,670
                                                                   -----------

--------------------------------------------------------------------------------
                                       23

GLOBAL INNOVATORS FUND

SHARES         COMMON STOCKS: 98.6% CONTINUED                         VALUE
--------------------------------------------------------------------------------

ELECTRONIC COMPUTERS: 4.7%
      70,000    Dell Computer Corp.*                              $  2,237,200
                                                                   -----------
FIRE, MARINE, AND CASUALTY INSURANCE: 3.1%
      26,495    American International Group, Inc.                   1,461,994
                                                                   -----------
INFORMATION RETRIEVAL SERVICE: 6.6%
      95,944    AOL Time Warner, Inc.*                               1,543,739
      48,202    Yahoo!, Inc.*                                        1,579,097
                                                                   -----------
                                                                     3,122,836
                                                                   -----------
MOTION PICTURE & VIDEO PRODUCTION: 3.3%
      79,005    Walt Disney Co.                                      1,560,349
                                                                   -----------
MOTOR VEHICLES AND CAR BODIES: 2.9%
      40,225    Daimlerchrysler Ag                                   1,396,612
                                                                   -----------
NATIONAL COMMERCIAL BANKS: 2.5%
      29,974    State Street Corp.                                   1,180,976
                                                                   -----------
NETWORK EQUIPMENT: 4.4%
     125,550    Cisco Systems, Inc.*                                 2,095,429
                                                                   -----------
NEWS SYNDICATES: 0.8%
      21,541    Reuters Group - Sponsored ADR                          378,691
                                                                   -----------
NEWSPAPERS: 3.1%
      48,042    News Corp. Cayman ADR                                1,454,231
                                                                   -----------
PASSENGER TRANSPORTATION ARRANGEMENT, N.E.C.: 0.7%
      12,890    Sabre Holdings Corp.                                   317,738
                                                                   -----------
PHARMACEUTICAL PREPARATIONS: 0.8%
      25,720    Millennium Pharmaceuticals, Inc.*                      404,576
                                                                   -----------
PHARMACEUTICALS: 3.3%
      38,296    GlaxoSmithKline Plc                                  1,552,520
                                                                   -----------
PREPACKAGED SOFTWARE: 9.3%
      22,300    Check Point Software Technologies, Ltd.*               435,965
      70,428    Microsoft Corp.                                      1,803,661
     182,730    Oracle Corp.*                                        2,196,415
                                                                   -----------
                                                                     4,436,041
                                                                   -----------
PRINTED CIRCUIT BOARDS: 1.0%
      46,980    Flextronics Intl Ltd*                                  488,122
                                                                   -----------



--------------------------------------------------------------------------------
                                       24

SHARES         COMMON STOCKS: 98.6% CONTINUED                         VALUE
--------------------------------------------------------------------------------

RADIO & TV COMMUNICATIONS EQUIPMENT: 2.0%
      34,008    Sony Corp.                                         $   952,224
                                                                   -----------
RADIOTELEPHONE COMMUNICATIONS: 4.7%
     113,648    Vodafone AirTouch Public Ltd.                        2,233,183
                                                                   -----------
READY-MIXED CONCRETE: 1.3%
      28,523    Cemex SA de CV, ADR                                    635,778
                                                                   -----------
SECURITY BROKERS AND DEALERS: 2.3%
     107,475    Charles Schwab & Co., Inc.                           1,084,423
                                                                   -----------
SEMICONDUCTORS AND RELATED DEVICES: 6.3%
      55,102    Intel Corp.                                          1,145,240
     109,680    JDS Uniphase Corp.*                                    384,977
      13,400    Nvidia Corp*                                           308,334
     114,519    Taiwan Semiconductor
                Manufacturing Co. Ltd. ADR*                          1,154,352
                                                                   -----------
                                                                     2,992,903
                                                                   -----------
TELEPHONE COMMUNICATIONS, EX. RADIO: 1.5%
     149,918    Qwest Communications International*                    716,608
                TOTAL COMMON STOCKS
                (cost $53,825,576)                                  46,883,815
                                                                   -----------


SHARES          PURCHASED WITH CASH PROCEEDS FROM                     VALUE
                SECURITIES LENDING: 8.1%
------------------------------------------------------------------------------

MUTUAL FUNDS -- 8.1%
   1,500,000    Dreyfus Cash Management Plus Fund                    1,500,000
   2,352,652    Merrimac Cash Fund-Premium Class                     2,352,652
                                                                   -----------
                 TOTAL MUTUAL FUNDS
                 (cost $3,852,652)                                   3,852,652
                                                                   -----------
                 TOTAL INVESTMENTS PURCHASED WITH CASH
                 PROCEEDS FROM SECURITIES LENDING
                 (cost $3,852,652)                                   3,852,652
                                                                   -----------
                 TOTAL INVESTMENTS IN SECURITIES
                 (cost $57,678,228): 106.7%                         50,736,467
                 Liabilities in excess of Other Assets (6.7%)       (3,194,110)
                                                                   -----------
                 NET ASSETS: 100.0%                                $47,542,357
                                                                   ===========
* NON-INCOME PRODUCING SECURITY.


                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
AT JUNE 30, 2003 (UNAUDITED)

                                           ASIA            CHINA &          GLOBAL
                                           FOCUS          HONG KONG       INNOVATORS
                                           FUND             FUND             FUND
--------------------------------------------------------------------------------------
ASSETS
Investments in securities, at cost     $  16,854,904    $  66,013,478    $  57,678,228
                                       =============    =============    =============
Investments in securities, at value    $  20,272,909    $  72,086,543    $  50,736,467+
Cash                                            --            183,666          818,115
Receivables:
  Fund shares sold                              --             20,330             --
  Dividends and interest                      49,837          205,861           54,533
Prepaid expenses and other assets             17,601           27,102            1,071
                                       -------------    -------------    -------------
Total assets                              20,340,347       72,523,502       51,610,186
                                       -------------    -------------    -------------
LIABILITIES
Cash overdraft                                50,396             --               --
Payables:
  Unrealized loss on forward foreign
  currency contracts                               4                1             --
Due to advisor                                 6,442           61,706           32,817
Collateral for securities loaned                --               --          3,852,652
Accrued expenses                              79,477          225,557          166,135
Deferred trustees' compensation                8,449           16,979           16,225
                                       -------------    -------------    -------------
Total liabilities                            144,768          304,243        4,067,829
                                       =============    =============    =============
NET ASSETS                             $  20,195,579    $  72,219,259    $  47,542,357
                                       =============    =============    =============
NUMBER OF SHARES ISSUED AND
  OUTSTANDING (unlimited shares
  authorized no par value)                 2,967,983        6,060,755        4,517,984
                                       =============    =============    =============
NET ASSET VALUE PER SHARE              $        6.80    $       11.92    $       10.52
                                       =============    =============    =============
COMPONENTS OF NET ASSETS
Paid-in capital                        $ 110,783,874    $ 113,681,755    $ 109,484,710
Undistributed net investment
  income (loss)                              152,499        1,787,658          (98,731)
Accumulated net realized loss on
  investments and foreign currency       (94,158,653)     (49,323,132)     (54,901,860)
Net unrealized appreciation
  (depreciation) on:
  Investments                              3,418,004        6,073,065       (6,941,762)
  Foreign Currency                              (145)             (87)            --
                                       -------------    -------------    -------------
Net assets                             $  20,195,579    $  72,219,259    $  47,542,357
                                       =============    =============    =============

+ INCLUDING $3,702,656 OF SECURITIES ON LOAN.

                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

                                           ASIA          CHINA &          GLOBAL
                                           FOCUS        HONG KONG       INNOVATORS
                                           FUND           FUND             FUND
-----------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends*                             $    318,279    $  1,704,608    $    249,782
Interest                                        607           2,027             599
Securities lending, net                        --              --             2,775
                                       ------------    ------------    ------------
Total income                                318,886       1,706,635         253,156
                                       ------------    ------------    ------------
EXPENSES
Advisory fees (Note 3)                       84,034         307,053         204,204
Fund accounting fees                         24,066          22,601          22,984
Transfer agent fees                          46,562         103,076         144,753
Custody fees                                 13,449          28,256           9,102
Administration fees (Note 3)                 21,009          76,763          11,345
Audit fees                                   13,814          12,297          16,016
Registration expense                          2,332           6,306            --
Reports to shareholders                       7,724          23,404          24,097
Legal fees                                   12,813          54,913           8,231
Trustees' fees                               10,187          13,339           7,528
Insurance expense                             3,614           9,306           7,749
Interest expense                              1,929           1,549             881
Miscellaneous                                 3,480           3,399           4,495
                                       ------------    ------------    ------------
Total expenses                              245,013         662,262         461,385
Less: Fees waived and expenses
 absorbed (Note 3)                          (78,626)             --        (109,498)
                                       ------------    ------------    ------------
Net expenses                                166,387         662,262         351,887
                                       ------------    ------------    ------------
Net Investment income (loss)                152,499       1,044,373         (98,731)
                                       ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on:
 Investments                             (1,212,426)     (2,790,226)     (2,748,598)
 Foreign currency                           (21,446)         (2,238)           --
Net unrealized gain (loss) on:
 Investments                              4,013,793      12,455,551      10,102,682
 Foreign currency                            (4,593)            (88)           --
                                       ------------    ------------    ------------
Net realized and unrealized gain on
 investments and foreign currency         2,775,328       9,662,999       7,354,084
                                       ------------    ------------    ------------
Net increase in net assets resulting
 from operations                       $  2,927,827    $ 10,707,372    $  7,255,353
                                       ============    ============    ============

* NET OF FOREIGN TAX WITHHELD OF $34,610 FOR ASIA FOCUS FUND AND $22,611 FOR GLOBAL INNOVATORS FUND.


                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                         ASIA FOCUS FUND                               CHINA & HONG KONG FUND
                              --------------------------------------           --------------------------------------
                               SIX MONTHS                                        SIX MONTHS
                                  ENDED                YEAR ENDED                  ENDED                YEAR ENDED
                              JUNE 30, 2003*       DECEMBER 31, 2002           JUNE 30, 2003*       DECEMBER 31, 2002
                              --------------       -----------------           --------------       -----------------
INCREASE (DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income
 (loss)                       $     152,499            $    (136,669)           $   1,044,373           $     743,285
Net realized gain (loss) on:
 Investments                     (1,212,426)                 308,347               (2,790,226)             (5,563,254)
 Foreign currency                   (21,446)                 (84,787)                  (2,238)                 (6,420)
Net unrealized gain
 (loss) on:
 Investments                      4,013,793                 (858,004)              12,455,551              (4,361,056)
 Foreign currency                    (4,593)                   4,809                      (88)                    246
                              -------------            -------------            -------------           -------------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS                  2,927,827                 (766,304)              10,707,372              (9,187,199)
                              -------------            -------------            -------------           -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold         9,894,395               31,231,743               11,804,279              16,485,531
Proceeds from shares
 transferred due to
 mergers                               --                  4,542,412                9,581,071                    --
Cost of shares redeemed          (9,177,223)             (35,780,542)             (16,793,964)            (27,303,313)
Redemption fee proceeds
 (Note 3)                            76,297                  109,350                    7,528                 157,997
                              -------------            -------------            -------------           -------------
NET INCREASE (DECREASE)
 FROM CAPITAL SHARE
 TRANSACTIONS                       793,469                  102,963                4,598,914             (10,659,785)
                              -------------            -------------            -------------           -------------
Total increase (decrease) in
 net assets                       3,721,296                 (663,341)              15,306,286             (19,846,984)
NET ASSETS
Beginning of period              16,474,283               17,137,624               56,912,973              76,759,957
                              -------------            -------------            -------------           -------------
End of period                 $  20,195,579            $  16,474,283            $  72,219,259           $  56,912,973
                              =============            =============            =============           =============
Accumulated net
 investment income (loss)     $     152,499            $        --              $   1,787,658           $     723,381
CAPITAL SHARE ACTIVITY
Shares sold                       1,692,459                4,777,818                1,101,457               1,474,565
4Shares issued on merger               --                    683,908                  968,053                    --
Shares redeemed                  (1,557,610)              (5,393,425)              (1,602,377)             (2,457,815)
                              -------------            -------------            -------------           -------------
NET INCREASE (DECREASE)
 IN SHARES OUTSTANDING              134,849                   68,301                  467,133                (983,250)
                              =============            =============            =============           =============

* UNAUDITED.


                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       28

            GLOBAL INNOVATORS FUND
------------------------------------------
       SIX MONTHS
          ENDED              YEAR ENDED
     JUNE 30, 2003*      DECEMBER 31, 2002
     --------------      -----------------
     $    (98,731)           $    (419,892)

       (2,748,598)             (17,208,733)
             --                         16

       10,102,682               (8,396,469)
             --                       --
    -------------            -------------

        7,255,353              (26,025,078)
    -------------            -------------

          683,151                3,780,041

             --                 17,391,167
       (6,299,045)             (28,556,806)

               76                    9,679
    -------------            -------------

       (5,615,818)              (7,375,919)
    -------------            -------------

        1,639,535              (33,400,997)

       45,902,822               79,303,819
    -------------            -------------
    $  47,542,357            $  45,902,822
    =============            =============
    $     (98,731)           $         --

           71,402                  352,154
              --                 1,352,991
         (665,968)              (2,674,867)
    -------------            -------------
         (594,566)                (969,722)
    =============            =============


--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                          YEAR ENDED DECEMBER 31,
                       SIX MONTHS ENDED   --------------------------------------------------------
ASIA FOCUS FUND         JUNE 30, 2003#      2002        2001        2000        1999        1998
--------------------------------------------------------------------------------------------------
Net asset value,
 beginning of
 period                    $    5.80     $   6.18   $    5.16   $    9.51   $    6.73   $    9.73
                       ---------------------------------------------------------------------------
INCOME FROM
 INVESTMENT
 OPERATIONS:
Net investment
 income (loss)              0.05        (0.05)      0.01      (0.00)      0.05       0.06
Net realized and
 unrealized
 gain (loss) on
 investments                0.92        (0.37)      1.01      (4.35)      2.81      (3.06)
                       ---------------------------------------------------------------------------
Total from
 investment
 operations                 0.97        (0.42)      1.02      (4.35)      2.86      (3.00)
                       ---------------------------------------------------------------------------
LESS
 DISTRIBUTIONS:
From net
 investment
 income                        --            --          --          --         (0.08)       --
                       ---------------------------------------------------------------------------
Total distributions            --            --          --          --         (0.08)       --
                       ---------------------------------------------------------------------------
Redemption Fee
 Proceeds                       0.03         0.04        --          --          --          --
                       ---------------------------------------------------------------------------
Net asset value,
 end of period              $   6.80    $    5.80    $   6.18    $   5.16    $   9.51    $   6.73
                       ===========================================================================
Total return                   17.24++      (6.15)%     19.77%     (45.74)%     42.43%     (30.83)%

RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of
period (millions)           $   20.2    $    16.5    $   17.1    $   14.2    $   37.7    $   49.4
RATIO OF
 EXPENSES TO
 AVERAGE NET
 ASSETS:
Before fees
 waived                         2.92%+       2.62%       3.08%       2.67%       2.39%       2.31%
After fees waived               1.98%+       1.98%       1.98%       1.98%       1.98%       1.98%
RATIO OF NET
INVESTMENT
INCOME (LOSS)
TO AVERAGE NET
ASSETS:
 Before fees waived             0.87%+      (1.26)%     (0.89)%     (0.71)%      0.07%       0.52%
 After fees waived              1.81%+      (0.62)%      0.21%      (0.02)%      0.48%       0.85%
Portfolio turnover
 rate                          56.13%++    188.96%      43.91%      61.77%      67.24%      48.95%
=================================================================================================

 # UNAUDITED
 + ANNUALIZED.
++ NOT ANNUALIZED.


                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                             YEAR ENDED DECEMBER 31,
CHINA & HONG           SIX MONTHS ENDED   --------------------------------------------------------
KONG FUND               JUNE 30, 2003#      2002        2001        2000        1999        1998
--------------------------------------------------------------------------------------------------
Net asset value,
 beginning of
 period                       $10.17       $11.67      $15.75      $17.65      $10.77      $12.91
                              --------------------------------------------------------------------
INCOME FROM
 INVESTMENT
 OPERATIONS:
Net investment
 income                         0.16         0.13        0.09        0.05        0.23        0.15
Net realized and
 unrealized
 gain (loss) on
 investments                    1.59        (1.66)      (3.79)      (1.28)       6.91       (2.14)
                              --------------------------------------------------------------------
Total from
 investment
 operations                     1.75        (1.53)      (3.70)      (1.23)       7.14       (1.99)
                              --------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net
 investment
 income                           --           --       (0.38)      (0.67)      (0.26)      (0.15)
From net
 realized gains                   --           --          --          --          --          --
                              --------------------------------------------------------------------
Total distributions               --           --       (0.38)      (0.67)      (0.26)      (0.15)
                              --------------------------------------------------------------------
Redemption Fee
 Proceeds                       0.00+        0.03          --          --          --          --
                              --------------------------------------------------------------------
Net asset value,
 end of period                $11.92       $10.17      $11.67      $15.75      $17.65      $10.77
                              ====================================================================
Total return                   17.21%++    (12.85)%    (23.45)%     (6.97)%     66.27%     (15.27)%

RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end
of period
(millions)                     $72.2        $56.9       $76.8      $118.5      $163.4      $146.8
RATIO OF
 EXPENSES TO
 AVERAGE NET
 ASSETS                         2.16%+       2.02%       1.85%       1.76%       1.86%       1.89%
RATIO OF NET
 INVESTMENT
 INCOME TO
 AVERAGE NET
 ASSETS                         3.40%+       1.08%       0.56%       0.13%       1.45%       1.60%
Portfolio
 turnover rate                 21.31%++     60.95%      31.54%      38.83%      29.49%      86.59%
==================================================================================================

 # UNAUDITED.
 + ANNUALIZED.
++ NOT ANNUALIZED.
 + AMOUNT REPRESENT LESS THAN $0.01 PER
   SHARE.


                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                               DECEMBER 15,
                                                           YEAR ENDED DECEMBER 31,            1998* THROUGH
                           SIX MONTHS ENDED   ----------------------------------------------   DECEMBER 31,
GLOBAL INNOVATORS FUND      JUNE 30, 2003#      2002        2001        2000        1999          1998
------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period           $8.98       $13.04      $18.38      $23.52      $13.95            $12.50
INCOME FROM
 INVESTMENT
 OPERATIONS:
Net investment
 income (loss)                 (0.02)       (0.08)      (0.14)      (0.19)      (0.12)             0.00+
Net realized and
 unrealized
 gain (loss) on
 investments                    1.56        (3.98)      (5.20)      (3.45)       9.69              1.45
                              -----------------------------------------------------------------------------
Total from investment
 operations                     1.54        (4.06)      (5.34)      (3.64)       9.57              1.45
                              -----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment
 income                           --           --          --          --        0.00+               --
From net realized
 gains                            --           --          --       (1.50)         --                --
                              -----------------------------------------------------------------------------
Total distributions               --           --          --       (1.50)       0.00+               --
                              -----------------------------------------------------------------------------
Net asset value, end
 of period                    $10.52        $8.98      $13.04      $18.38      $23.52            $13.95
                              =============================================================================
Total return                   17.15%++    (31.13)%    (29.05)%    (16.78)%     68.68%            11.60%++

RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of
 period (millions)             $47.5        $45.9       $79.3      $153.0      $164.0              $9.4
RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
Before fees waived              2.03%+       2.03%       1.46%       1.23%       1.38%             1.97%+
After fees waived               1.55%+       1.35%       1.35%       1.24%       1.35%             1.35%+
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before fees waived             (0.91)%+     (1.34)%     (0.89)%     (0.79)%     (0.92)%            0.02%+
After fees waived              (0.43)%+     (0.66)%     (0.78)%     (0.80)%     (0.89)%            0.60%+
Portfolio turnover rate         0.06%++     54.15%      50.03%      27.41%      39.82%             0.11%++
===========================================================================================================

 # UNAUDITED.
 * COMMENCEMENT OF OPERATIONS.
 + AMOUNT REPRESENT LESS THAN $0.01 PER SHARE.
 + ANNUALIZED.
++ NOT ANNUALIZED.


                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


NOTE 1

ORGANIZATION
Guinness Atkinson Funds (the "Trust"), formerly the Investec Funds (a Maryland Corporation), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Trust offers three separate series all of whose long-term objective is capital appreciation:
Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), formerly Investec Asia Focus Fund, Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), formerly Investec China & Hong Kong Fund, and Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), formerly Investec Wired(R) Index Fund (collectively, the "Funds"). The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, and the Global Innovators Fund began operations on December 15, 1998.

NOTE 2

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Investments in securities traded on a principal exchange (U.S. or foreign) or Nasdaq are valued at the official closing price on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees. Due to the inherent uncertainty of valuation, those estimated values of not readily marketable securities may differ significantly from the values that would have been used had a ready market for the securities existed.

--------------------------------------------------------------------------------

     The differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method. Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments. Foreign interest income is translated using the exchange rate in existence on the date the income is accrued. Exchange gains and losses related to the translation of interest income are included in interest income on the accompanying Statement of Operations.

B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

     The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions.

C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E. CONCENTRATION OF RISK. Asia Focus Fund invests substantially all of its assets in the Asian continent. The China & Hong Kong Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

--------------------------------------------------------------------------------
                                       34


F. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

G. SECURITIES LENDING. Each Fund may temporarily loan securities up to 331/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fees. The loans are secured by cash collateral at least equal, at all times, to the fair value of the securities loaned. The risk associated with securities lending is that the borrower may not provide additional collateral when required or return the security when due. The market value of securities loaned and related cash collateral at June 30, 2003 were:


  FUND                                           MARKET VALUE      COLLATERAL
  ----------------------------------------------------------------------------
  Global Innovators Fund                          $3,702,656       $3,852,652

NOTE 3

COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, LLC (the "Advisor") on April 26, 2003, which provided the Funds with investment management services under an investment advisory agreement. Prior to April 26, 2003, Investec Asset Management U.S. Limited ("Investec") served as the Trust's investment advisor. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:


--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Asia Focus Fund                      1.00%
-------------------------------------------------------------------------------
China & Hong Kong Fund               1.00%
-------------------------------------------------------------------------------
Global Innovators Fund               0.90% on the first $100 million
                                     0.75% on the next $100 to $500 million and
                                     0.60% on assets over $500 million
-------------------------------------------------------------------------------

The Funds are responsible for their own operating expenses. Effective April 26, 2003, the Advisor has contractually agreed to limit the Funds' total operating expenses, through April 25, 2004, by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

-------------------------------------------------------------------------------
Asia Focus Fund                      1.98%
-------------------------------------------------------------------------------
China & Hong Kong Fund               1.98%
-------------------------------------------------------------------------------
Global Innovators Fund               1.88%
-------------------------------------------------------------------------------

Prior to April 26, 2003, the operating expense limit for the Global Innovators Fund was 1.35% and there was no operating expense limit for the China & Hong Kong Fund.

For the six months ended June 30, 2003, the Advisor and Investec waived fees and absorbed expenses as follows:

-------------------------------------------------------------------------------
Asia Focus Fund                     $ 78,626
-------------------------------------------------------------------------------
Global Innovators Fund              $109,498
-------------------------------------------------------------------------------

Expenses reimbursed by the Advisor in each year subsequent to 1997 will be limited to five years from the year of the reimbursement, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. Expenses reimbursed prior to December 31, 1997 cannot be recouped subsequent to December 31, 2002.

--------------------------------------------------------------------------------
                                       36

At June 30, 2003, the Advisor may recapture a portion of the following amounts no later than the dates as stated below:

                                  DECEMBER 31,
FUNDS                             2008
-------------------------------------------------------------------------------
Asia Focus Fund                   $23,751
-------------------------------------------------------------------------------
Global Innovators Fund            $11,884
-------------------------------------------------------------------------------

At June 30, 2003, the amounts available for recoupment that has been paid and/or waived by the Advisor on the behalf of the Funds are as follows:
-------------------------------------------------------------------------------
Asia Focus Fund                     $23,751
-------------------------------------------------------------------------------
Global Innovators Fund              $11,884
-------------------------------------------------------------------------------

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rates with a minimum of $20,000 (excluding the China & Hong Kong Fund):

FUND                                 ASSET BASED FEE
--------------------------------------------------------------------------------
China & Hong Kong Fund             0.25% of average daily net assets subject to
                                   $40,000 annual minimum
-------------------------------------------------------------------------------
Asia Focus Fund                    0.25% of average daily net assets
-------------------------------------------------------------------------------
Global Innovators Fund             0.05% of average daily net assets
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       37

For the six months ended June 30, 2003, the following Administration fees were incurred:

-------------------------------------------------------------------------------
Asia Focus Fund                      $21,009
-------------------------------------------------------------------------------
China & Hong Kong Fund               $76,763
-------------------------------------------------------------------------------
Global Innovators Fund               $11,345
-------------------------------------------------------------------------------

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

For the six months ended June 30, 2003, the change in the value of the phantom share account included unrealized appreciation and depreciation were as follows:

-------------------------------------------------------------------------------
Asia Focus Fund                       $ 2,949
-------------------------------------------------------------------------------
China & Hong Kong Fund                $(1,799)
-------------------------------------------------------------------------------
Global Innovators Fund                $ 5,583
-------------------------------------------------------------------------------

Certain officers of the Funds are also officers and/or Directors of the Advisor and Administrator.

--------------------------------------------------------------------------------

NOTE 4

INVESTMENT TRANSACTIONS
The following table presents purchases and sales of securities during the six months ended June 30, 2003, excluding short-term investments, to indicate the volume of transactions in each Fund. The cost of securities held at June 30, 2003, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

---------------------------------------------------------------------------------------------------
                                                                                           NET
                                                         GROSS          GROSS          UNREALIZED
                                                       UNREALIZED      UNREALIZED     APPRECIATION
FUND              PURCHASES     SALES      COST       APPRECIATION    DEPRECIATION   (DEPRECIATION)
---------------------------------------------------------------------------------------------------
Asia Focus Fund   $10,726,88  $9,362,345  $16,854,904  $ 3,588,817    $ (170,813)    $ 3,418,004
---------------------------------------------------------------------------------------------------
China & Hong
Kong Fund         13,132,581  15,965,542   66,013,478   13,028,406    (6,955,341)      6,073,065
---------------------------------------------------------------------------------------------------
Global Innovators
Fund                  28,047   6,547,657   53,825,576    5,366,847   (12,308,609)     (6,941,762)
---------------------------------------------------------------------------------------------------

NOTE 5

FORWARD FOREIGN CURRENCY CONTRACTS
In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or


--------------------------------------------------------------------------------
                                       39
payable in the financial statements. Open forward contracts at June 30, 2003 were as follows:

                                          CURRENCY          DELIVERY  UNREALIZED
FUNDS              CURRENCY     PAYABLE   DELIVERABLE       DATE      LOSS
--------------------------------------------------------------------------------
Asia Focus Fund      US$       $15,036    Hong Kong         7/2/03      ($4)
                                          Dollar 117,292
--------------------------------------------------------------------------------
China &              US$       $46,824    Hong Kong         7/2/03      ($1)
Hong Kong Fund                            Dollar 365,151
--------------------------------------------------------------------------------

NOTE 6

FUND MERGERS
The Investec Mainland China Fund was merged into the Guinness Atkinson China & Hong Kong Fund (formerly Investec China & Hong Kong Fund) on April 28, 2003. The merger was approved at the April 22, 2003 special shareholders meeting.

NOTE 7

SPECIAL MEETING OF SHAREHOLDERS
A special meeting of shareholders of the Guinness Atkinson Asia Focus Fund (formerly Investec Asia Focus Fund), Guinness Atkinson China & Hong Kong Fund (formerly Investec China & Hong Kong Fund), and Guinness Atkinson Global Innovators Fund (formerly Investec Wired(R) Index Fund) was held at the office of Investec Asset Management U.S. Limited on April 22, 2003. A brief description of each matter voted upon as well as the voting results are outlined below.

 1. Shareholders of Guinness Atkinson Global Innovators Fund (formerly Investec Wired Index Fund) were asked to vote upon the proposed an amendment to the Fund's fundamental investment objective.

--------------------------------------------------------------------------------
FUND                          FOR            AGAINST      ABSTAINING    TOTAL
--------------------------------------------------------------------------------
Guinness Atkinson            2,368,482      276,435      830,064       3,474,981
Global Innovators Fund
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       40

 2. Shareholders of Guinness Atkinson China & Hong Kong Fund (formerly Investec China & Hong Kong Fund), Guinness Atkinson Asia Focus Fund (formerly Investec Asia Focus Fund), and Guinness Atkinson Global Innovators Fund (formerly Investec Wired(R) Index Fund) were asked to vote upon the proposed new advisory agreement with Guinness Atkinson Asset Management, LLC.

--------------------------------------------------------------------------------
FUND                                FOR       AGAINST      ABSTAINING     TOTAL
--------------------------------------------------------------------------------
Guinness Atkinson                4,223,643     89,107       63,462     4,376,212
China & Hong Kong Fund
--------------------------------------------------------------------------------
Guinness Atkinson                1,817,588     55,449       18,709     1,891,746
Asia Focus Fund
--------------------------------------------------------------------------------
Guinness Atkinson                2,778,350     153,041      57,772     2,989,163
Global Innovators Fund
--------------------------------------------------------------------------------












--------------------------------------------------------------------------------
                                       41

PRIVACY NOTICE

Guinness Atkinson Funds and Guinness Atkinson Asset Management, LLC may collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;
o    Information you give us orally; and
o    Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.
















--------------------------------------------------------------------------------
                                       42

FUND INFORMATION

BOARD OF TRUSTEES                           CONTACT GUINNESS ATKINSON FUNDS
J. Brooks Reece, Jr., Chairman              P.O. Box 701
Dr. Gunter Dufey                            Milwaukee, WI 53201-0701
James I. Fordwood                           Shareholder Services: 800-915-6566
Timothy W.N. Guinness                       Literature Request: 800-915-6565
Dr. Bret A. Herscher                        Website: www.gafunds.com
                                                    ----------------
                                            Email: mail@gafunds.com
                                                   ----------------

FUND                                  CUSIP                 TICKER         FUND#

Asia Focus Fund                       402031 10 8           IASMX          1096

China & Hong Kong Fund                402031 20 7           ICHKX          1094

Global Innovators Fund                402031 30 6           IWIRX          1095











--------------------------------------------------------------------------------
                                       43

ITEM 2. CODE OF ETHICS.

Not applicable to semi-annual reports filed for periods ending before July 15, 2003.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports filed for periods ending before July 15, 2003.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual reports filed for periods ending before December 15, 2003.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(A) ANY CODE OF ETHICS OR AMENDMENT THERETO. Not applicable to semi-annual reports for periods ending before July 15, 2003.

(B) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

(C) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


           (Registrant) GUINNESS ATKINSON FUNDS
                        -----------------------

           By (Signature and Title)

           /S/ JIM ATKINSON
           -----------------------
           Jim Atkinson, President

           Date  9/4/03
                -----------------

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

           By (Signature and Title)*      /S/ JIM ATKINSON
                                          -----------------------
                                          Jim Atkinson, President

           Date 9/4/03
               ------------------

           By (Signature and Title)*      /S/ ERIC BANHAZL
                                          -----------------------
                                          Eric Banhazl, Treasurer

           Date 9/4/03
               -----------------